EXHIBIT 23.5



I consent to being named, in the Registration Statement on Form S-1 to be filed by Carriage Services, Inc., as about to become a director of Carriage Services, Inc.




/s/ ROBERT D. LARRABEE
    Robert D. Larrabee
    June 6, 1996